Exhibit 10.34
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.1 to Huntington’s
Current Report on Form 8-K dated November 21, 2005

Name	Effective Date

Thomas E. Hoaglin	January 1, 2006
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.2 to Huntington’s
Current Report on Form 8-K dated November 21, 2005

Name	Effective Date

Daniel B. Benhase	January 1, 2006
Richard A. Cheap	January 1, 2006
Donald R. Kimble	January 1, 2006
Mary W. Navarro	January 1, 2006
Nicholas G. Stanutz	January 1, 2006
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.3 to Huntington’s
Current Report on Form 8-K dated November 21, 2005

Name	Effective Date

James W. Nelson	January 1, 2006

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